Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Martin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of Apricus Biosciences, Inc. on Form 10-K for the year ended December 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on 10-K fairly presents in all material respects the financial condition and results of operations of Apricus Biosciences, Inc.

Date: March 18, 2013

	By:	/s/ Steve Martin
Name: Steve Martin
Title: Interim Chief Executive Officer